Exhibit 8.1

NTTDoCoMo, Inc.

List of Subsidiaries

SUBSIDIARIES OF REGISTRANT

Name	Jurisdiction of Incorporation
NTT DoCoMo Hokkaido, Inc.	Japan
NTT DoCoMo Tohoku, Inc.	Japan
NTT DoCoMo Tokai, Inc.	Japan
NTT DoCoMo Hokuriku, Inc.	Japan
NTT DoCoMo Kansai, Inc.	Japan
NTT DoCoMo Chugoku, Inc.	Japan
NTT DoCoMo Shikoku, Inc.	Japan
NTT DoCoMo Kyushu, Inc.	Japan
DoCoMo Service Inc.	Japan
DoCoMo Engineering Inc.	Japan
DoCoMo Mobile Inc.	Japan
DoCoMo Support Inc.	Japan
DoCoMo Systems, Inc.	Japan
DoCoMo Sentsu, Inc.	Japan
DoCoMo Business Net, inc.	Japan
DoCoMo Technology, Inc.	Japan
DoCoMo Service Hokkaido Inc.	Japan
DoCoMo Service Tohoku Inc.	Japan
DoCoMo Service Tokai Inc.	Japan
DoCoMo Service Hokuriku Inc.	Japan
DoCoMo Service Kansai, Inc.	Japan
DoCoMo Service Chugoku Inc.	Japan
DoCoMo Service Shikoku Inc.	Japan
DoCoMo Service Kyushu Inc.	Japan
DoCoMo Engineering Hokkaido Inc.	Japan
DoCoMo Engineering Tohoku Inc.	Japan
DoCoMo Engineering Tokai Inc.	Japan
DoCoMo Engineering Hokuriku Inc.	Japan
DoCoMo Engineering Kansai, Inc.	Japan
DoCoMo Engineering Chugoku, Inc.	Japan
DoCoMo Engineering Shikoku Inc.	Japan
DoCoMo Engineering Kyushu Inc.	Japan
DoCoMo Mobile Hokkaido Inc.	Japan
DoCoMo Mobile Tokai Inc.	Japan
DoCoMo Mobilemedia Kansai, Inc.	Japan
DoCoMo Mobile Chugoku, Inc.	Japan
DoCoMo i Kyushu Inc.	Japan
Business Expert Inc.	Japan
Business Expert Tokai, Inc.	Japan
Business Expert Kansai, Inc.	Japan
Business Expert Kyushu, Inc.	Japan
D2 Communications Inc.	Japan
DoCoMo Capital, Inc.	United States of America
DoCoMo.com, Inc	Japan
DoCoMo Communications Laboratories Europe GmbH	Germany
DoCoMo Communications Laboratories USA, Inc.	United States of America
DoCoMo Beijing Communications Laboratories Co., Ltd.	China
DoCoMo Europe Limited	United Kingdom
DoCoMo Europe(France)S.A.S.	France

Name	Jurisdiction of Incorporation
DoCoMo i-mode Europe B.V.	The Netherlands
DoCoMo • Tametan Inc.	Japan
Double Square Inc.	Japan
e Engineering Inc.	Japan
e Engineering Tokai, Inc.	Japan
e Engineering Kansai, Inc.	Japan
e Engineering Kyushu Inc.	Japan
Guam Cellular & Paging	United States of America
HIVE Inc.	Japan
inter-touch (BVI) Limited	British Virgin Islands
NIPPON DATACOM Co., Ltd.	Japan
NTT DoCoMo USA, Inc.	United States of America
SEIBU DENSAN Co., Ltd.	Japan
And 33 other subsidiaries
As of March 31, 2007

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